UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2020

BLUEGREEN VACATIONS HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Florida

	001-09071	59-2022148
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

401 East Las Olas Boulevard, Suite 800, Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 954-940-4900

Not applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.01 par value	BVH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[ ]

Item 8.01.    Other Events.

As previously disclosed, Bluegreen Vacations Holding Corporation (the “Company”) entered into a Rights Agreement dated June 17, 2020, with American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agreement”), pursuant to which the Company distributed one preferred share purchase right (each, a “Right”) in respect of each share of the Company’s Class A Common Stock and Class B Common Stock. Subject to the terms and conditions of the Rights Agreement, including certain exceptions set forth in the Rights Agreement, the Rights will become exercisable if a person becomes the Beneficial Owner of 5% or more of the outstanding shares of the Company’s Class A Common Stock, Class B Common Stock or total combined Common Stock without the approval of the Company’s Board of Directors. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Rights Agreement, a copy of which is attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 18, 2020.

Upon the request of Angelo Gordon & Co., L.P., a shareholder of the Company which owned approximately 4.9% of the outstanding shares of the Company’s Class A Common Stock (the “Shareholder”), the Company’s Board of Directors granted approval for the Shareholder and its Related Persons to acquire additional shares of the Company’s Class A Common Stock to increase their collective Beneficial Ownership in the Company to up to a maximum of 9.9% of the total number of shares of the Company’s Class A Common Stock outstanding, without becoming an Acquiring Person under the Rights Agreement and triggering the exercisability of the Rights. As a condition to the Board’s approval, the Shareholder entered into a Standstill Agreement on terms reasonably satisfactory to the Company. A copy of the Standstill Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Standstill Agreement between the Company and Angelo Gordon & Co., L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2020	Bluegreen Vacations Holding Corporation

	By:	/s/ Raymond S. Lopez
Raymond S. Lopez
Executive Vice President and Chief Financial Officer

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